UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2015

PERRY ELLIS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Florida	0-21764	59-1162998
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 N.W. 107th Avenue Miami, Florida	33172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 592-2830

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 17, 2015, Perry Ellis International, Inc. (the “Company”) issued a press release announcing the election of Oscar Feldenkreis, Bruce J. Klatsky and Michael W. Rayden to the Company’s Board of Directors at its 2015 annual meeting of shareholders.

A copy of the press release announcing the election of Messrs. Feldenkreis, Klatsky and Rayden is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Perry Ellis International, Inc. Press Release dated July 17, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRY ELLIS INTERNATIONAL, INC.

Date: July 17, 2015	By:	/s/ Cory Shade
Cory Shade, Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Perry Ellis International, Inc. Press Release dated July 17, 2015.